SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                            Form 8-K

                         CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  01-31-96


                            AMERON, INC.
        (Exact name of registrant as specified in its charter)



     Delaware                   1-9102          77-0100596
(State or other jurisdiction    (Commission     (I.R.S. Employer
of Incorporation)               File Number)    Identification No.)




245 South Los Robles Ave., Pasadena, California          91101
(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code (818) 683-4000

Item 5      OTHER EVENTS

The attached announcement was released to the news media on January 31, 1996.

















                          SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  AMERON, INC.


                                   /s/ Javier Solis
Date:  January 31, 1996             By:   Javier Solis
                                          Senior Vice President and
                                          Secretary

NEWS RELEASE                                    January 31, 1996
                                                  For immediate release
Contact: Gary Wagner, Senior Vice President,
          Chief Financial Officer: 818/683-4000

Ameron reports record sales, increased earnings for fiscal 1995

Pasadena, Calif. - Ameron, Inc. (NYSE, AMN) today released results for its fiscal year ended November 30, 1995. The company reported earnings of $3.15 per share on sales of $481.4 million -- the highest sales in Ameron's 89-year history. Fiscal 1995 was the third consecutive year of earnings improvement, excluding nonrecurring items.

         These results compare to 1994 sales of $417.7 million and earnings of $2.75 per share, including 46 cents from the sale of a steel fabrication subsidiary in Colombia.

         In the fourth quarter of 1995, Ameron earned 95 cents per share on sales of $127.4 million, compared to 89 cents per share on sales of $115.4 million in 1994.

         James S. Marlen, chairman, president and chief executive officer, attributed the improved results in part to strong concrete and steel pipe sales in the western United States, including deliveries to the large
Los Vaqueros pipeline in Northern California. Also contributing were significantly improved sales and earnings from Ameron's worldwide fiberglass pipe business. "Improving Ameron's quality and consistency of earnings is a primary management objective, and these results show that we are achieving it," Marlen said. "We're pleased with the company's progress as we continue the rebuilding and growth process we started with our restructuring in 1993."

         Results for the first quarter of 1996 are expected to reflect the company's traditional seasonal lull. However, management expects the overall positive trend of 1995 to continue in 1996.


                                  Ameron, Inc.
                        Consolidated Statements of Income
                            Year Ended November 30
                 (in thousands except share and per share data)

                                                   1995            1994
                                                ---------       ---------
Sales                                           $481,405        $417,682
Cost of Sales                                    364,674         313,707
                                                ---------       ---------
Gross Profit                                     116,731         103,975
Selling, General and Administrative Expenses      95,786          86,767
Other Income                                       4,224           9,701
                                                ---------       ---------
Income before Interest and Income Taxes           25,169          26,909
Interest, net                                     11,371          10,507
                                                ---------       ---------
Income before Income Taxes                        13,798          16,402
Income Taxes                                       4,940           6,971
                                                ---------       ---------
Income of Consolidated Companies                   8,858           9,431
Equity in Earnings of Affiliated
  Companies, net of taxes                          3,594           1,359
                                                ---------       ---------
Net Income                                      $ 12,452        $ 10,790
                                                =========       =========
Per Share (based on average of
  3,954,544 shares in 1995 and
  3,924,456 shares in 1994):
  Net Income                                    $   3.15        $   2.75
                                                =========       =========
  Cash Dividends Paid                           $   1.28        $   1.28
                                                =========       =========



                                  Ameron, Inc.
                        Consolidated Statements of Income
                         Fourth Quarter Ended November 30
                      (in thousands except per share data)

                                                  1995            1994
                                                ---------       ---------
Sales                                           $127,427        $115,364
Cost of Sales                                     97,701          87,922
                                                ---------       ---------
Gross Profit                                      29,726          27,442
Selling, General and Administrative Expenses      24,207          20,833
Other Income                                       1,609           1,212
                                                ---------       ---------
Income before Interest and Income Taxes            7,128           7,821
Interest, net                                      2,458           2,888
                                                ---------       ---------
Income before Income Taxes                         4,670           4,933
Income Taxes                                       1,746           2,383
                                                ---------       ---------
Income of Consolidated Companies                   2,924           2,550
Equity in Earnings of Affiliated
  Companies, net of taxes                            833             945
                                                ---------       ---------
Net Income                                      $  3,757        $  3,495
                                                =========       =========
Per Share:
  Net Income                                    $    .95        $    .89
                                                =========       =========
  Cash Dividends Paid                           $    .32        $    .32
                                                =========       =========

                                  Ameron, Inc.
                         Consolidated Balance Sheets
                               At November 30
                               (in thousands)

                                                  1995            1994
                                                ---------       ---------
ASSETS
Current Assets
  Cash and equivalents                          $ 12,923        $  9,030
  Receivables, net                               105,019          97,519
  Inventories                                     76,426          71,644
  Other                                           12,470           9,898
                                                ---------       ---------
    Total current assets                         206,838         188,091
Investments and Advances -
  Affiliated Companies                            36,197          37,315
Property, Plant and Equipment, net               114,116         112,953
Other Assets                                      14,230          12,497
                                                ---------       ---------
  Total assets                                  $371,381        $350,856
                                                =========       =========
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
  Short-term borrowings                         $  1,718        $  2,931
  Current portion of long-term debt               17,803           9,674
  Trade payables                                  32,219          25,507
  Accrued liabilities and other                   40,640          46,075
                                                ---------       ---------
    Total current liabilities                     92,380          84,187
Deferred Income Taxes, Credits and Reserves       52,864          49,015
Long-Term Debt                                    91,565          92,847
                                                ---------       ---------
  Total Liabilities                              236,809         226,049
Stockholders' Equity
  Common stock                                    12,823          12,772
  Additional paid-in capital                      15,322          14,658
  Retained earnings                              146,987         139,586
  Cumulative translation adjustments               2,219             570
  Treasury stock                                 (42,779)        (42,779)
                                                ---------       ---------
    Total stockholders' equity                   134,572         124,807
                                                ---------       ---------
  Total liabilities and stockholders' equity    $371,381        $350,856
                                                =========       =========